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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                      FORM 8-K/A
                                    AMENDMENT NO. 1

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): October 9, 1996



                              BENTLEY INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)


        MISSOURI                       0-19503                     43-1325291
    (State or other               (Commission File                (IRS Employer
    jurisdiction of                    Number)                   Identification
     organization)                                                   Number)


          1353 NORTH WARSON ROAD
           ST. LOUIS, MISSOURI                                        63132
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (314) 432-4252



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The Registrant hereby amends its Form 8-K filed with the
Securities and Exchange Commission on October 15, 1996 to include as an Exhibit a letter from Deloitte & Touche, LLP, relating to the change in certifying accountant.


ITEM 7.      EXHIBITS

       16.1  Letter from Deloitte & Touche, LLP to the
             Securities and Exchange Commission dated October
             18, 1996.


                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 23, 1996

                                 BENTLEY INTERNATIONAL, INC.


                               By /s/ Lloyd R. Abrams
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                                  Lloyd R. Abrams,
                                  President and Chief Executive Officer

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                                     EXHIBIT INDEX

Exhibit
Number       Description
-------      ------------

16.1 Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission dated October 18, 1996.

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